UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

June 14, 2011

SINOHUB, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34430	87-0438200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6/F, Building 51, Road 5, Qiongyu Road, Technology Park Nanshan District Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

86 755 26612106
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On June 14, 2011 SinoHub. Inc. (the “Company”) issued a press release announcing that it has postponed its Annual Meeting of Stockholders, originally scheduled for 10:00 a.m. Shenzhen China local time on Thursday, June  23, 2011, in order to give it more time to solicit additional proxies in support of the proposals to come before the Annual Meeting of Stockholders, and that it has rescheduled the Annual Meeting of Stockholders for 10:00 a.m. Shenzhen China local time on Wednesday, July 13, 2011.  A copy of such press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

  (d) Exhibits

Exhibit No.	Description
99.1	Press Release of SinoHub, Inc. dated June 14, 2011

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

SINOHUB, INC.

Date: June 14, 2011	By:	/s/ Henry T. Cochran
Henry T. Cochran
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of SinoHub, Inc. dated June 14, 2011